        UNIVERSAL INSTITUTIONAL FUNDS, INC. - EQUITY AND INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
   The Boeing    07/23/09       --    $98.958      $750,000,000          6,800     0.00%  0.03%    BofA Merrill     Banc of America
   Co. 4.875%                                                                                         Lynch,
  due 2/15/2020                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                 Morgan Stanley,
                                                                                                     Barclays
                                                                                                   Capital, BNP
                                                                                                     PARIBAS,
                                                                                                  CALYON, Credit
                                                                                                  Suisse, Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                    Inc., RBS,
                                                                                                   Wells Fargo
                                                                                                    Securities

  First Energy    08/04/09       --    $99.998   $600,000,000.00         30,000     0.00%  0.03%  Morgan Stanley,    Barclays
   Solutions                                                                                          Barclays       Capital
 Corp. 6.050%                                                                                     Capital, Credit
  due 8/15/2021                                                                                     Suisse, RBS,
                                                                                                  KeyBanc Capital
                                                                                                 Markets, SunTrust
                                                                                                     Robinson
                                                                                                  Humphrey, U.S.
                                                                                                     Bancorp
                                                                                                   Investments,
                                                                                                    Inc., The
                                                                                                     Williams
                                                                                                  Capital Group,
                                                                                                       L.P.

    The Royal    08/18/09       --    $99.702 $2,000,000,000.00        155,000     0.00%  0.15%    RBS, Banc of     Greenwich
     Bank of                                                                                         America        Capital
  Scotland PLC                                                                                   Securities LLC,
   4.875% due                                                                                     Deutsche Bank
    8/25/2014                                                                                      Securities,
                                                                                                 Morgan Stanley,
                                                                                                   J.P. Morgan,
                                                                                                  Citi, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                     Wachovia
                                                                                                    Securities

   Viacom Inc.   08/19/09       --    $99.247   $250,000,000.00         30,000     0.01%  0.03%   Citi, Deutsche    Deutsche
   5.625% due                                                                                          Bank         Securities
    9/15/2019                                                                                      Securities,
                                                                                                    RBS, Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                    Inc., BNP
                                                                                                   PARIBAS, BNY
                                                                                                  Mellon Capital
                                                                                                  Markets, LLC,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                 Scotia Capital,
                                                                                                    Lloyds TSB
                                                                                                    Corporate
                                                                                                     Markets
    American     08/20/09       --    $99.904 $1,500,000,000.00        120,000     0.00%  0.12%     Citigroup       Banc of America
     Express                                                                                     Global Markets,
  Credit Corp.                                                                                     Inc., Credit
   5.125% due                                                                                         Suisse
    8/15/2014                                                                                       Securities
                                                                                                  (USA) LLC, RBS
                                                                                                    Securities
                                                                                                    Inc., BNP
                                                                                                     Paribas
                                                                                                    Securities
                                                                                                 Corp., Deutsche
                                                                                                 Bank Securities
                                                                                                    Inc., J.P.
                                                                                                      Morgan
                                                                                                    Securities
                                                                                                      Inc.,
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities
                                                                                                   (USA) Inc.,
                                                                                                    CastleOak
                                                                                                    Securities
                                                                                                  L.P., Utendahl
                                                                                                     Capital
                                                                                                 Partners, L.P.,
                                                                                                   The Williams
                                                                                                  Capital Group,
                                                                                                       L.P.
   Yum Brands    08/20/09       --    $99.849      $250,000,000         55,000     0.02%  0.05%   Goldman, Sachs    Goldman Sachs
   Inc. 5.300%                                                                                    & Co., Morgan
  due 9/15/2019                                                                                   Stanley, Citi,
                                                                                                   J.P. Morgan,
                                                                                                   HSBC, Wells
                                                                                                      Fargo
                                                                                                   Securities,
                                                                                                 Rabo Securities
                                                                                                 USA, Inc., RBS,
                                                                                                 Scotia Capital,
                                                                                                   The Williams
                                                                                                  Capital Group,
                                                                                                       L.P.

   Avanlonbay    09/08/09       --    $99.896   $250,000,000.00         75,000     0.03%  0.07%    Wells Fargo      JP Morgan
   Communities                                                                                     Securities,
   Inc. 6.100%                                                                                     LLC, Banc of
  due 3/15/2020                                                                                      America
                                                                                                 Securities LLC,
                                                                                                    Citigroup
                                                                                                  Global Markets
                                                                                                    Inc., J.P.
                                                                                                      Morgan
                                                                                                    Securities
                                                                                                   Inc., Morgan
                                                                                                  Stanley & Co.
                                                                                                   Incorporated
  Prudential     09/10/09       --   $99.7676      $900,000,000        245,000     0.02%  0.23%  Banc of America    Barclays
   Financial                                                                                     Securities LLC,    Capital
  Inc. 4.750%                                                                                     Barclays Capital
      due                                                                                           Inc., Morgan
   9/17/2015                                                                                        Stanley & Co.
                                                                                                   Incorporated,
                                                                                                    BNP Paribas
                                                                                                    Securities
                                                                                                   Corp. Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                 HSBC Securities
                                                                                                 (USA) Inc., RBS
                                                                                                    Securities
                                                                                                    Inc., Loop
                                                                                                 Capital Markets
                                                                                                   LLC, Muriel
                                                                                                  Siebert & Co.,
                                                                                                 Inc., Samuel A.
                                                                                                    Ramirez &
                                                                                                  Company, Inc.,
                                                                                                   The Williams
                                                                                                  Capital Group,
                                                                                                       L.P.

     Newmont     09/15/09       --    $99.502      $900,000,000        225,000     0.02%  0.21%   Deutsche Bank     UBS Securities
  Mining Corp.                                                                                   Securities, UBS
   5.125% due                                                                                       Investment
   10/01/2019                                                                                      Bank, Citi,
                                                                                                      Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                    HSBC, J.P.
                                                                                                   Morgan, RBS,
                                                                                                 Scotia Capital,
                                                                                                 ANZ Securities,
                                                                                                   BNP PARIBAS,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                    Inc., BNY
                                                                                                  Mellon Capital
                                                                                                  Markets, LLC,
                                                                                                       BBVA
                                                                                                   Securities,
                                                                                                  CIBC, SOCIETE
                                                                                                  GENERALE, BMO
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                  Mitsubishi UFJ
                                                                                                 Securities, RBC
                                                                                                     Capital
                                                                                                  Markets, U.S.
                                                                                                     Bancorp
                                                                                                   Investments,
                                                                                                       Inc.

     Exelon      09/16/09       --    $99.805      $600,000,000        125,000     0.02%  0.12%      Barclays       Barclays
   Generation                                                                                     Capital, J.P.     Capital
   Co. 5.200%                                                                                     Morgan, Morgan
       due                                                                                         Stanley, UBS
   10/01/2019                                                                                       Investment
                                                                                                    Bank, The
                                                                                                     Williams
                                                                                                  Capital Group,
                                                                                                  L.P., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                  Credit Suisse,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC

     Potash      09/23/09       --    $99.109      $500,000,000         60,000     0.01%  0.06%    BofA Merrill     Banc of America
   Corporation                                                                                     Lynch, HSBC,
       of                                                                                          RBC Capital
  Saskatchewan                                                                                   Markets, Scotia
   4.875% due                                                                                      Capital, BMO
    3/30/2020                                                                                        Capital
                                                                                                  Markets, CIBC,
                                                                                                 Rabo Securities
                                                                                                  USA, Inc., TD
                                                                                                   Securities,
                                                                                                 UBCS Investment
                                                                                                      Bank,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                     SOCIETE
                                                                                                    GENERALE,
                                                                                                     Comerica
                                                                                                   Securities,
                                                                                                  Goldman, Sachs
                                                                                                  & Co., Morgan
                                                                                                     Stanley
    Enterprise   09/24/09       --    $99.355      $500,000,000        100,000     0.02%  0.09%    J.P. Morgan,     JP Morgan
     Products                                                                                     BofA, Merrill
     Operating                                                                                      Lynch, BNP
    5.250% due                                                                                   PARIBAS, Morgan
     1/31/2020                                                                                   Stanley, Mizuho
                                                                                                  Securities USA
                                                                                                   Inc., Wells
                                                                                                      Fargo
                                                                                                 Securities, DnB
                                                                                                   NOR Markets,
                                                                                                  UBS Investment
                                                                                                 Bank, SunTrust,
                                                                                                     Robinson
                                                                                                    Humphrey,
                                                                                                  Deutsche Bank
                                                                                                   Securities,
                                                                                                 Scotia Capital,
                                                                                                      Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                  ING Wholesale,
                                                                                                       RBS

   The Kroger    09/24/09       --    $99.889      $500,000,000         30,000     0.00%  0.04%    BofA Merrill     Banc of America
   Note 3.900%                                                                                     Lynch, J.P.
  due 10/1/2015                                                                                   Morgan, Citi,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                  U.S. Bancorop
                                                                                                   Investments,
                                                                                                   Inc., Wells
                                                                                                      Fargo
                                                                                                   Securities,
                                                                                                      Fortis
                                                                                                 Securities LLC,
                                                                                                   The Williams
                                                                                                  Capital Group,
                                                                                                       L.P.
      L-3        09/29/09       --    $99.642    $1,000,000,000         75,000     0.00%  0.07%    BofA Merrill     Banc of America
 Communications                                                                                  Lynch, Deutsche
 Corp. 5.200%                                                                                          Bank
      due                                                                                          Securities,
  10/15/2019                                                                                        SunTrust,
                                                                                                     Robinson
                                                                                                 Humphrey, Wells
                                                                                                      Fargo
                                                                                                   Securities,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                  CALYON, Scotia
                                                                                                   Capital, ANZ
                                                                                                   Securities,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   RBS, SOCIETE
                                                                                                  GENERALE, BNY
                                                                                                  Mellon Capital
                                                                                                   Markets, LLC
  Enel Finance   09/30/09       --    $99.560    $1,750,000,000        325,000     0.08%  0.31%     Citi, BofA      JP Morgan
  International                                                                                   Merrill Lynch,
    SA 5.125%                                                                                        Barclays
       due                                                                                        Capital, J.P.
   10/07/2019                                                                                     Morgan, Credit
                                                                                                  Suisse, Morgan
                                                                                                     Stanley,
                                                                                                  Deutsche Bank
                                                                                                    Securities

     Boston      10/06/09       --    $99.931      $700,000,000        175,000     0.02%  0.16%   BofA, Merrill     Banc of America
   Properties                                                                                       Lynch, BNY
    LP 5.875%                                                                                     Mellon Capital
       due                                                                                        Markets, LLC,
   10/15/2019                                                                                     Citi, Deutsche
                                                                                                       Bank
                                                                                                   Securities,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   Capital One
                                                                                                   Southcoast,
                                                                                                   Commerzbank
                                                                                                   Corporates &
                                                                                                     Markets,
                                                                                                  Mitsubishi UFJ
                                                                                                 Securities, PNC
                                                                                                 Capital Markets
                                                                                                     LLC, RBS,
                                                                                                 Scotia Capital,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                   Humphrey, TD
                                                                                                   Securities,
                                                                                                   U.S. Bancorp
                                                                                                   Investments,
                                                                                                       inc.
  Commonwealth   10/08/09       --    $99.448    $1,500,000,000        135,000     0.00%  0.13%   Goldman, Sachs    Goldman Sachs
     Bank of                                                                                       & Co., J.P.
    Australia                                                                                         Morgan
   5.000% due                                                                                       Securities
   10/15/2019                                                                                      Inc., Morgan
                                                                                                  Stanley & Co.
                                                                                                  Incorporated,
                                                                                                   Commonwealth
                                                                                                     Bank of
                                                                                                    Australia
    Amphenol     10/29/09       --    $99.813      $600,000,000         55,000     0.00%  0.05%    BofA Merrill     Banc of America
  Corp. 4.750%                                                                                   Lynch, Deutsche
       due                                                                                             Bank
   11/15/2014                                                                                      Securities,
                                                                                                   J.P. Morgan,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                     Inc., TD
                                                                                                    Securities

     Verisk      10/06/09       --    $22.000       $85,250,000        149,600     0.03%  2.24%    BofA Merrill     Merrill Lynch
    Analytics                                                                                     Lynch, Morgan
      Inc.                                                                                           Stanley,
                                                                                                       J.P.
                                                                                                     Morgan,
                                                                                                      Wells
                                                                                                      Fargo
                                                                                                   Securities,
                                                                                                 William Blair &
                                                                                                     Company,
                                                                                                 Fox-Pitt Kelton
                                                                                                 Cochran Caronia
                                                                                                  Waller, Keefe
                                                                                                 Bruyette & Woods
  Ford Motor     11/03/09       --   $100.000    $2,500,000,000        935,000    26.72%  0.91%      Barclays       Merrill Lynch
    Co Note                                                                                       Capital, BofA
  4.250% due                                                                                      Merrill Lynch,
  11/15/2016                                                                                      Citi, Deutsche
                                                                                                       Bank
                                                                                                   Securities,
                                                                                                  Goldman, Sachs
                                                                                                   & Co., HSBC,
                                                                                                   BNP PARIBAS,
                                                                                                       J.P.
                                                                                                  Morgan.Morgan
                                                                                                   Stanley, RBS
     Quest       11/12/09       --    $98.491      $500,000,000         70,000     0.01%  0.07%    BofA Merrill     Banc of America
  Diagnostics                                                                                     Lynch, Morgan
  Inc. 4.750%                                                                                     Stanley, RBS,
 due 1/30/2020                                                                                     Wells Fargo
                                                                                                   Securities,
                                                                                                   J.P. Morgan,
                                                                                                   U.S. Bancorp
                                                                                                   Investments,
                                                                                                  Inc., CALYON,
                                                                                                     Barclays
                                                                                                     Capital
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities
     Waste       11/12/09       --    $98.466      $600,000,000         65,000     0.01%  0.06%    BNP PARIBAS,     JP Morgan
  Management                                                                                       J.P. Morgan,
  Inc. 6.125%                                                                                    Scotia Capital,
      due                                                                                          Wells Fargo
  11/30/2039                                                                                       Securities,
                                                                                                  CALYON, Citi,
                                                                                                     Comerica
                                                                                                   Securities,
                                                                                                      Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                  Goldman, Sachs
                                                                                                      & Co.,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                   Inc., Morgan
                                                                                                     Keegan &
                                                                                                  Company, Inc.,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                  Humphrey, U.S.
                                                                                                     Bancorp
                                                                                                   Investments,
                                                                                                       Inc.

   Amerisource   11/16/09       --    $99.174      $400,000,000         35,000     0.00%  0.03%    BNP PARIBAS,     Bank of America
      bergen                                                                                        J.P. Morgan,
Corp. 4.875% due                                                                                  Scotia Capital,
    11/15/2019                                                                                        Wells Fargo
                                                                                                   Securities,
                                                                                                  CALYON, Citi,
                                                                                                     Comerica
                                                                                                   Securities,
                                                                                                      Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                  Goldman, Sachs
                                                                                                      & Co.,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                   Inc., Morgan
                                                                                                     Keegan &
                                                                                                  Company, Inc.,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                  Humphrey, U.S.
                                                                                                     Bancorp
                                                                                                   Investments,
                                                                                                       Inc.
     Bank of     12/03/09       --    $15.000    $1,286,000,000        114,000     0.00%  0.36%    BofA Merrill     Merrill Lynch
     America                                                                                        Lynch, UBS
    Corp. PFD                                                                                     Investment Bank
     10.000

   Hess Corp.    12/09/09       --    $99.234      $250,000,000        175,000     0.02%  0.14%   Goldman, Sachs    JP Morgan
   6.000% due                                                                                      & Co., J.P.
    1/15/2040                                                                                     Morgan, Morgan
                                                                                                     Stanley

   Wells Fargo   12/15/09       --    $25.000      $426,000,000         58,800     0.01%  2.63%     Wells Fargo     Goldman Sachs
     Company                                                                                        Securities,
                                                                                                   Goldman, Sachs
                                                                                                    Co., Credit
                                                                                                    Suisse, J.P.
                                                                                                   Morgan, Morgan
                                                                                                      Stanley